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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                               Amendment No. 1 to


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 17, 1997


                   Advanta Automobile Receivables Trust 1997-2
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


------------------        -----------------           ------------------------
    Delaware                 333-19733                 Application Pending
 (State or Other             (Commission                 (I.R.S. Employer
 Jurisdiction of             File Number)               Identification No.)
  Incorporation)


                                                ------------------------
  c/o Advanta Auto Finance                                19034
        Corporation                                     (Zip Code)
        Attention:
  500 Office Center Drive,
        Suite 400,
     Fort Washington,
      Pennsylvania
   (Address of Principal
    Executive Offices)


        Registrant's telephone number, including area code (215) 444-4200

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          (Former name or former address, if changed since last report)

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                                EXPLANATORY NOTE
                                ----------------

This filing is made to correct a typographical error found in the first Form 8-K filing dated as of December 17, 1997. The name of the sponsor located above the signature line on the signature page is not Advanta Mortgage Conduit Services, Inc., but rather Advanta Auto Financie Corporation.



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                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           ADVANTA AUTOMOBILE RECEIVABLES TRUST 1997-2


                           By: Advanta Auto Finance Corporation, as Sponsor



                               By:  /s/  David Plante
                                   ------------------
                                   Name:  David Plante
                                   Title: President



Dated:  February 10, 1998